                                                                      EXHIBIT 25


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

             STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT
              OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          Check if an application to determine eligibility of a Trustee
                      pursuant to Section 305(b)(2)    X
                                                    -------


                     MANUFACTURERS AND TRADERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)


                 NEW YORK                                                           16-0538020
      (Jurisdiction of incorporation                                             (I.R.S. employer
  or organization if not a national bank)                                       identification No.)

               One M&T Plaza
             Buffalo, New York                                                      14240-2399
 (Address of principal executive offices)                                           (Zip Code)


                             FLEMING COMPANIES, INC.
               (Exact name of obligor as specified in its charter)


                 OKLAHOMA                                                           48-0222760
      (State or other jurisdiction of                                            (I.R.S. employer
      incorporation or organization)                                            identification No.)

           1945 Lakepointe Drive
             Lewisville, Texas                                                         75029
 (Address of principal executive offices)                                           (Zip Code)


                                 DEBT SECURITIES
                         (Title of indenture securities)



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ITEM 1. GENERAL INFORMATION

Furnish the following information as to the Trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

                  Superintendent of Banks of the State of New York, 2 Rector Street, New York, New York 10006 and Corning Tower, Albany, New York 12203

                  Federal Reserve Bank of New York, 33 Liberty Street, New York, New York 10045

                  Federal Deposit Insurance Corporation, Washington, D. C. 20429

(b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR

If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

[ITEMS 3 THROUGH 15 OMITTED PURSUANT TO GENERAL INSTRUCTION B TO FORM T-1]

ITEM 16. LIST OF EXHIBITS

Exhibit 1. Organization Certificate of the Trustee as now in effect (incorporated herein by reference to Exhibit 1, Form T-1, Registration Statement No. 33-7309).

Exhibit 2. Certificate of Authority of the Trustee to commence business (incorporated herein by reference to Exhibit 2, Form T-1, Registration Statement No. 33-7309).

Exhibit 3. Authorization of the Trustee to exercise corporate trust powers (incorporated herein by reference to Exhibit 3, Form T-1, Registration Statement No. 33-7309).

Exhibit 4. Existing By-Laws of the Trustee (incorporated herein by reference to Exhibit 4, Form T-1, Registration Statement No. 33-7309).

Exhibit 5.        Not Applicable.

Exhibit 6. Consent of the Trustee (incorporated herein by reference to Exhibit 6, Form T-1, Registration Statement No. 33-7309).

Exhibit 7.        Report of Condition of the Trustee.*

Exhibit 8.        Not Applicable.

Exhibit 9.        Not Applicable


----------
* Filed Herewith


                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a trust company organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York, on the 20th day of May, 2002.


                                  MANUFACTURERS AND TRADERS TRUST COMPANY

                                  By: /s/ RUSSELL T. WHITLEY
                                     --------------------------------
                                          Russell T. Whitley
                                          Assistant Vice President

                                    EXHIBIT 7
                       REPORT OF CONDITION OF THE TRUSTEE


CONDENSED CONSOLIDATED BALANCE SHEET
                                                                                                       March 31
                                                                                                   ---------------
In thousands                                                                                             2002
                                                                                                   ---------------
Assets                 Cash and due from banks                                                     $       696,000
                       Money-market assets                                                                 381,785
                       Investment securities
                          Available for sale (cost: $2,289,587)                                          2,302,663
                          Held to maturity (market value: $120,431)                                        119,722
                          Other (market value: $255,108)                                                   255,108
                                                                                                   ---------------
                             Total investment securities                                                 2,677,493
                                                                                                   ---------------
                       Loans and leases, net of unearned discount                                       24,677,616
                       Allowance for credit losses                                                        (428,925)
                                                                                                   ---------------
                          Loans and leases, net                                                         24,248,691
                       Other assets                                                                      2,666,498
                                                                                                   ---------------

                          Total assets                                                             $    30,670,467
                                                                                                   ===============

Liabilities            Deposits
                          Noninterest-bearing                                                      $     3,582,703
                          Interest-bearing                                                              17,656,449
                                                                                                   ---------------
                             Total deposits                                                             21,239,152
                       Short-term borrowings                                                             2,142,870
                       Accrued interest and other liabilities                                              427,884
                       Long-term borrowings                                                              3,689,707
                                                                                                   ---------------
                          Total liabilities                                                             27,499,613
                                                                                                   ---------------
Stockholder's equity                                                                                     3,170,854
                                                                                                   ---------------

                          Total liabilities and stockholder's equity                               $    30,670,467
                                                                                                   ===============